[LOGO] POPULAR                                                        [LOGO]
       ABS, INC.(SM)                                                    FBR
                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-C

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-C                                           INVESTOR PROPERTIES
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 20,561,930
                                                                     138 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                 Current    Pct by  Average     Stated  Weighted Weighted
                                     # of      Principal      Curr    Gross  Remaining   Average  Average
Current Principal Balance ($)       Loans        Balance  Prin Bal   Coupon       Term  Orig LTV     FICO
---------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                        3     138,098.43      0.67    8.012        357     85.12      652
50,000.01 - 100,000.00                 45   3,159,563.82     15.37    8.009        357     78.40      655
100,000.01 - 150,000.00                44   5,260,417.27     25.58    7.491        352     83.98      677
150,000.01 - 200,000.00                17   2,906,831.86     14.14    7.497        359     86.50      687
200,000.01 - 250,000.00                15   3,349,972.83     16.29    7.278        359     82.24      682
250,000.01 - 300,000.00                 3     782,438.40      3.81    7.673        359     79.83      670
300,000.01 - 350,000.00                 3     983,384.76      4.78    7.246        304     77.46      672
350,000.01 - 400,000.00                 1     382,500.00      1.86    6.880        360     90.00      701
400,000.01 - 450,000.00                 1     402,306.08      1.96    7.550        357     85.00      739
450,000.01 - 500,000.00                 1     462,070.00      2.25    7.730        359     88.35      617
500,000.01 - 550,000.00                 4   2,126,846.78     10.34    7.426        359     78.01      664
600,000.01 - 650,000.00                 1     607,500.00      2.95    7.250        359     89.34      624
---------------------------------------------------------------------------------------------------------
Total:                                138  20,561,930.23    100.00    7.517        354     82.51      673
---------------------------------------------------------------------------------------------------------
Min: $41,389.86
Max: $607,500.00
Average: $148,999.49
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
                                # of        Principal      Curr     Gross   Remaining   Average   Average
Current Gross Rate             Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
6.000 - 6.499                      3       369,254.47      1.80     6.301         359     73.83       674
6.500 - 6.999                     22     3,992,927.56     19.42     6.886         360     78.64       688
7.000 - 7.499                     34     5,564,645.44     27.06     7.244         342     84.67       679
7.500 - 7.999                     41     7,054,117.43     34.31     7.691         359     82.69       667
8.000 - 8.499                     19     2,061,182.03     10.02     8.123         359     83.33       659
8.500 - 8.999                     13     1,131,884.44      5.50     8.675         353     85.81       669
9.000 - 9.499                      5       318,318.86      1.55     9.258         359     82.64       627
9.500 - 9.999                      1        69,600.00      0.34     9.500         360     80.00       549
---------------------------------------------------------------------------------------------------------
Total:                           138    20,561,930.23    100.00     7.517         354     82.51       673
---------------------------------------------------------------------------------------------------------
Min: 6.150
Max: 9.500
Weighted Average: 7.517
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                  Weighted    Average
                                                Current   Pct by   Average     Stated  Weighted  Weighted
                                   # of       Principal     Curr     Gross  Remaining   Average   Average
FICO                              Loans         Balance Prin Bal    Coupon       Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
525 - 549                             1       69,600.00     0.34     9.500        360     80.00       549
550 - 574                             3      204,150.00     0.99     7.977        359     81.39       568
575 - 599                             6      523,025.00     2.54     8.088        360     84.92       590
600 - 624                            15    2,837,381.52    13.80     7.615        352     82.82       617
625 - 649                            22    2,897,480.14    14.09     7.630        359     79.38       639
650 - 674                            29    4,629,090.44    22.51     7.625        358     81.32       663
675 - 699                            33    4,717,076.84    22.94     7.263        343     82.06       688
700>=                                29    4,684,126.29    22.78     7.422        359     85.69       737
---------------------------------------------------------------------------------------------------------
Total:                              138   20,561,930.23   100.00     7.517        354     82.51       673
---------------------------------------------------------------------------------------------------------
Min: 549
Max: 801
NZ Weighted Average: 673
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 1 of 6

POPULAR ABS 2005-C                                           INVESTOR PROPERTIES
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 20,561,930
                                                                     138 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                             Current    Pct by   Average      Stated  Weighted   Weighted
                               # of        Principal      Curr     Gross   Remaining   Average    Average
Original CLTV                 Loans          Balance  Prin Bal    Coupon        Term  Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
0.00 - 49.99                      5       565,000.00      2.75     7.407         359     44.39        679
50.00 - 54.99                     1        56,000.00      0.27     7.630         360     54.37        635
55.00 - 59.99                     3       712,360.00      3.46     6.980         360     58.71        652
65.00 - 69.99                     3       348,672.66      1.70     7.180         359     68.30        653
70.00 - 74.99                     5       811,497.85      3.95     7.015         292     70.13        697
75.00 - 79.99                    11     2,303,708.84     11.20     7.453         359     75.83        651
80.00 - 80.00                    22     2,736,585.78     13.31     7.739         359     80.00        664
80.01 - 84.99                     7       717,549.00      3.49     7.121         360     83.94        669
85.00 - 89.99                    31     4,875,926.45     23.71     7.694         358     86.62        662
90.00 - 94.99                    50     7,434,629.65     36.16     7.506         354     90.07        690
---------------------------------------------------------------------------------------------------------
Total:                          138    20,561,930.23    100.00     7.517         354     82.51        673
---------------------------------------------------------------------------------------------------------
Min: 32.16
Max: 92.70
Weighted Average: 82.51
%>80: 63.36
%>90: 0.92
%>95: 0.00
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                             Current    Pct by   Average      Stated  Weighted   Weighted
Original Term                  # of        Principal      Curr     Gross   Remaining   Average    Average
(months)                      Loans          Balance  Prin Bal    Coupon        Term  Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
180                               3       522,414.20      2.54     7.380         178     78.41        672
240                               1        54,060.00      0.26     8.750         240     85.00        666
360                             134    19,985,456.03     97.20     7.517         359     82.61        673
---------------------------------------------------------------------------------------------------------
Total:                          138    20,561,930.23    100.00     7.517         354     82.51        673
---------------------------------------------------------------------------------------------------------
Min: 180
Max: 360
Weighted Average: 355
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                         Weighted
                                                            Weighted      Average
                                     Current      Pct by     Average       Stated    Weighted   Weighted
Stated Remaining     # of          Principal        Curr       Gross    Remaining     Average    Average
Term (months)       Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
--------------------------------------------------------------------------------------------------------
121 - 180               3         522,414.20        2.54       7.380          178       78.41        672
181 - 240               1          54,060.00        0.26       8.750          240       85.00        666
301 - 360             134      19,985,456.03       97.20       7.517          359       82.61        673
--------------------------------------------------------------------------------------------------------
Total:                138      20,561,930.23      100.00       7.517          354       82.51        673
--------------------------------------------------------------------------------------------------------
Min: 178
Max: 360
Weighted Average: 354
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 2 of 6

POPULAR ABS 2005-C                                           INVESTOR PROPERTIES
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 20,561,930
                                                                     138 RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------
                                                                      Weighted
                                                         Weighted      Average
                                  Current      Pct by     Average       Stated    Weighted   Weighted
FRM               # of          Principal        Curr       Gross    Remaining     Average    Average
ARM              Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
-----------------------------------------------------------------------------------------------------
ARM                 92      15,522,421.67       75.49       7.396          359       83.09        672
Fixed Rate          46       5,039,508.56       24.51       7.887          339       80.72        674
-----------------------------------------------------------------------------------------------------
Total:             138      20,561,930.23      100.00       7.517          354       82.51        673
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                      Weighted
                                                         Weighted      Average
                                  Current      Pct by     Average       Stated    Weighted   Weighted
                  # of          Principal        Curr       Gross    Remaining     Average    Average
Product          Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
-----------------------------------------------------------------------------------------------------
ARM 2/28            92      15,522,421.67       75.49       7.396          359       83.09        672
Fixed 30 yr         40       4,173,926.36       20.30       7.931          359       80.52        676
Fixed 15 yr          3         522,414.20        2.54       7.380          178       78.41        672
Balloon 40/30        2         289,108.00        1.41       8.001          360       86.84        650
Fixed 20 yr          1          54,060.00        0.26       8.750          240       85.00        666
-----------------------------------------------------------------------------------------------------
Total:             138      20,561,930.23      100.00       7.517          354       82.51        673
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                                 Weighted     Average
                                              Current    Pct by   Average      Stated  Weighted  Weighted
Prepayment Penalty Original      # of       Principal      Curr     Gross   Remaining   Average   Average
Term (months)                   Loans         Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
0                                  70   11,246,415.25     54.70     7.498         354     82.27       675
12                                  1      243,000.00      1.18     8.130         359     90.00       604
24                                 42    6,329,886.49     30.78     7.411         359     82.97       667
36                                 25    2,742,628.49     13.34     7.783         342     81.76       680
---------------------------------------------------------------------------------------------------------
Total:                            138   20,561,930.23    100.00     7.517         354     82.51       673
---------------------------------------------------------------------------------------------------------
Loans with Penalty: 45.30
---------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                                      Weighted
                                                         Weighted      Average
                                  Current      Pct by     Average       Stated    Weighted   Weighted
                  # of          Principal        Curr       Gross    Remaining     Average    Average
Lien             Loans            Balance    Prin Bal      Coupon         Term    Orig LTV       FICO
-----------------------------------------------------------------------------------------------------
First Lien         138      20,561,930.23      100.00       7.517          354       82.51        673
-----------------------------------------------------------------------------------------------------
Total:             138      20,561,930.23      100.00       7.517          354       82.51        673
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                          Current     Pct by    Average      Stated   Weighted  Weighted
                            # of        Principal       Curr      Gross   Remaining    Average   Average
Documentation Type         Loans          Balance   Prin Bal     Coupon        Term   Orig LTV      FICO
--------------------------------------------------------------------------------------------------------
Alt Doc                       50     8,513,505.26      41.40      7.466         357      85.51       675
Full Doc                      60     7,894,079.23      38.39      7.409         356      81.41       666
SI                            28     4,154,345.74      20.20      7.824         346      78.44       679
--------------------------------------------------------------------------------------------------------
Total:                       138    20,561,930.23     100.00      7.517         354      82.51       673
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 3 of 6

POPULAR ABS 2005-C                                           INVESTOR PROPERTIES
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 20,561,930
                                                                     138 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                Weighted     Average
                                           Current     Pct by    Average      Stated  Weighted   Weighted
                             # of        Principal       Curr      Gross   Remaining   Average    Average
Loan Purpose                Loans          Balance   Prin Bal     Coupon        Term  Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
Purchase                       62    10,325,097.15      50.21      7.456         353     85.68        687
Cashout Refinance              70     9,701,408.47      47.18      7.562         355     79.11        658
Rate/Term Refinance             6       535,424.61       2.60      7.873         359     82.82        663
---------------------------------------------------------------------------------------------------------
Total:                        138    20,561,930.23     100.00      7.517         354     82.51        673
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current    Pct by    Average     Stated   Weighted  Weighted
                               # of        Principal      Curr      Gross  Remaining    Average   Average
Property Type                 Loans          Balance  Prin Bal     Coupon       Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
Single Family Detached           78     9,810,832.74     47.71      7.526        352      81.12       677
Duplex                           23     4,862,245.68     23.65      7.499        359      86.03       668
Triplex                          11     2,435,029.44     11.84      7.434        359      84.75       671
Quadruplex                        8     1,348,871.85      6.56      7.742        354      73.48       664
Condominium                       8     1,311,179.28      6.38      7.332        360      82.10       679
Row Home                          8       649,515.70      3.16      7.771        330      88.04       659
Townhouse                         2       144,255.54      0.70      7.291        360      83.72       661
---------------------------------------------------------------------------------------------------------
Total:                          138    20,561,930.23    100.00      7.517        354      82.51       673
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current     Pct by   Average     Stated   Weighted  Weighted
                               # of        Principal       Curr     Gross  Remaining    Average   Average
Occupancy Type                Loans          Balance   Prin Bal    Coupon       Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
Non-Owner Occupied              138    20,561,930.23     100.00      7.517       354      82.51       673
---------------------------------------------------------------------------------------------------------
Total:                          138    20,561,930.23     100.00      7.517       354      82.51       673
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 4 of 6

POPULAR ABS 2005-C                                           INVESTOR PROPERTIES
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 20,561,930
                                                                     138 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current     Pct by   Average     Stated   Weighted  Weighted
                               # of        Principal       Curr     Gross  Remaining    Average   Average
State                         Loans          Balance   Prin Bal    Coupon       Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
New Jersey                       29     6,069,463.63       29.52      7.476      350      83.97       681
Pennsylvania                     28     2,908,565.26       14.15      7.665      343      83.30       673
North Carolina                   11     1,516,414.19        7.37      7.140      359      83.31       684
Wisconsin                        10     1,336,220.21        6.50      7.782      359      85.36       682
South Carolina                    2     1,085,119.76        5.28      7.350      360      73.76       658
South Dakota                      4       910,856.76        4.43      7.753      359      75.81       659
Florida                           6       903,319.89        4.39      7.292      360      86.14       692
Rhode Island                      3       726,812.98        3.53      7.513      359      86.81       659
Delaware                          5       641,191.02        3.12      7.770      359      82.15       671
Virginia                          3       613,855.00        2.99      7.697      359      82.14       615
Illinois                          4       573,513.69        2.79      7.390      360      88.65       684
Ohio                              6       446,709.24        2.17      7.741      359      86.91       666
Maryland                          4       376,918.00        1.83      8.354      360      82.81       642
Kansas                            4       376,378.10        1.83      7.803      359      82.82       672
Massachusetts                     1       345,000.00        1.68      6.880      360      76.67       682
Georgia                           4       341,295.25        1.66      7.415      359      84.17       636
California                        1       241,000.00        1.17      7.500      359      47.25       671
Missouri                          2       239,756.00        1.17      6.853      360      79.54       653
New Mexico                        2       232,325.59        1.13      6.709      358      72.68       619
Minnesota                         2       195,150.00        0.95      7.750      359      87.58       680
Kentucky                          1       108,000.00        0.53      6.970      360      90.00       660
Nebraska                          2        96,852.57        0.47      8.020      358      87.41       677
Oregon                            1        87,433.09        0.43      7.350      359      70.00       778
New Hampshire                     1        69,930.00        0.34      7.250      360      70.00       631
Iowa                              1        64,600.00        0.31      8.130      359      85.00       741
North Dakota                      1        55,250.00        0.27      8.250      359      85.00       617
---------------------------------------------------------------------------------------------------------
Total:                          138    20,561,930.23      100.00      7.517      354      82.51       673
---------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 57110(4.42982%),8203(3.31246%),7047(2.95449%)
Number of 26
States:
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current     Pct by   Average     Stated   Weighted  Weighted
                               # of        Principal       Curr     Gross  Remaining    Average   Average
Gross Margin                  Loans          Balance   Prin Bal    Coupon       Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
6.500 - 6.999                    92    15,522,421.67     100.00     7.396        359      83.09       672
---------------------------------------------------------------------------------------------------------
Total:                           92    15,522,421.67     100.00     7.396        359      83.09       672
---------------------------------------------------------------------------------------------------------
Min(>0): 6.500
Max: 6.500
Weighted Average(>0): 6.500
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 5 of 6

POPULAR ABS 2005-C                                           INVESTOR PROPERTIES
FRIEDMAN BILLINGS RAMSEY                                     BALANCE: 20,561,930
                                                                     138 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current     Pct by   Average     Stated   Weighted  Weighted
                               # of        Principal       Curr     Gross  Remaining    Average   Average
Minimum Interest rate         Loans          Balance   Prin Bal    Coupon       Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
6.000 - 6.499                     3       369,254.47       2.38     6.301        359      73.83       674
6.500 - 6.999                    17     3,317,387.74      21.37     6.865        360      76.70       687
7.000 - 7.499                    26     4,523,638.15      29.14     7.240        359      86.38       680
7.500 - 7.999                    30     5,702,954.98      36.74     7.684        359      84.28       664
8.000 - 8.499                    13     1,434,162.03       9.24     8.090        359      84.86       649
8.500 - 8.999                     2       124,874.30       0.80     8.500        359      85.00       670
9.000>=                           1        50,150.00       0.32     9.450        360      85.00       555
---------------------------------------------------------------------------------------------------------
Total:                           92    15,522,421.67     100.00     7.396        359      83.09       672
---------------------------------------------------------------------------------------------------------
Min(>0): 6.150
Max: 9.450
Weighted Average(>0):7.393
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                                 Weighted    Average
                                             Current     Pct by   Average     Stated   Weighted  Weighted
                               # of        Principal       Curr     Gross  Remaining    Average   Average
Maximum Interest rate         Loans          Balance   Prin Bal    Coupon       Term   Orig LTV      FICO
---------------------------------------------------------------------------------------------------------
12.000 - 12.499                   3       369,254.47       2.38     6.301        359      73.83       674
12.500 - 12.999                  17     3,317,387.74      21.37     6.865        360      76.70       687
13.000 - 13.499                  27     4,634,038.15      29.85     7.246        359      86.23       679
13.500 - 13.999                  29     5,592,554.98      36.03     7.688        359      84.37       665
14.000 - 14.499                  13     1,434,162.03       9.24     8.090        359      84.86       649
14.500 - 14.999                   2       124,874.30       0.80     8.500        359      85.00       670
15.000>=                          1        50,150.00       0.32     9.450        360      85.00       555
---------------------------------------------------------------------------------------------------------
Total:                           92    15,522,421.67     100.00     7.396        359      83.09       672
---------------------------------------------------------------------------------------------------------
Min(>0): 12.150
Max: 15.450
Weighted Average(>0): 13.392
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                                                           Weighted
                                                               Weighted     Average
                                           Current    Pct by    Average      Stated   Weighted   Weighted
Initial Periodic            # of         Principal      Curr      Gross   Remaining    Average    Average
Rate Cap                   Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
3.000                         92     15,522,421.67    100.00      7.396         359      83.09        672
---------------------------------------------------------------------------------------------------------
Total:                        92     15,522,421.67    100.00      7.396         359      83.09        672
---------------------------------------------------------------------------------------------------------
Min(>0): 3.000
Max: 3.000
Weighted Average(>0): 3.000
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                               Weighted     Average
                                           Current    Pct by    Average      Stated   Weighted   Weighted
Subsequent Periodic Rate    # of         Principal      Curr      Gross   Remaining    Average    Average
Cap                        Loans           Balance  Prin Bal     Coupon        Term   Orig LTV       FICO
---------------------------------------------------------------------------------------------------------
1.500                         92     15,522,421.67    100.00      7.396         359      83.09        672
---------------------------------------------------------------------------------------------------------
Total:                        92     15,522,421.67    100.00      7.396         359      83.09        672
---------------------------------------------------------------------------------------------------------
Min(>0): 1.500
Max: 1.500
Weighted Average(>0): 1.500
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================
                                   Page 6 of 6